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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the

                       Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 1999
                                                   -----------------


                        Cereus Technology Partners, Inc.
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             (Exact name of Registrant as specified in its charter)

         Delaware                         33-82468               13-3773537
         --------                         --------               ----------
(State or other jurisdiction            (Commission            (IRS Employer
    of incorporation)                   File Number)           Identification
                                                                   Number)

1000 Abernathy Road, Suite 1000, Atlanta, GA                        30328
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(Address of principal executive offices)                          (zip code)

Registrant's telephone number, including area code:  (770) 668-0900
                                                     --------------

               AIM Group, Inc. (Name changed on November 30, 1999
               --------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         At the Annual Meeting of Shareholders of AIM Group, Inc. (the "Company") held on November 30, 1999, the Company's shareholders approved amendments to the Company's Certificate of Incorporation, including an amendment changing the Company's name to Cereus Technology Partners, Inc. A Certificate of Amendment to the Certificate of Incorporation of the Company was filed with the Secretary of State of Delaware on December 1, 1999 and became effective on that date. A copy of the amendment is filed as an exhibit hereto. At the opening of business on December 7, 1999, the NASDAQ Bulletin Board trading symbol for the Company's common stock was changed from "AIGU" to "CEUS." The new CUSIP number of the common stock is 15677Q 10 2.

Item 7.  Financial Statements, Pro forma Financial Information and Exhibits.

         (c)      Exhibits.

The following exhibit is filed herewith:

         Exhibit No.              Document
         -----------              --------

              3               Certificate of Amendment of Certificate of
                              Incorporation of the Registrant, as filed with the Secretary of State of the State of Delaware on December 1, 1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 AIM GROUP, INC.
                                 (Registrant)

Dated:  December 6, 1999         By: /s/ Paul R. Arena
                                     -----------------------
                                     Paul R. Arena
                                     Chief Executive Officer

file: 74722

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